                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2)
[x] Definitive Proxy Statement by Rule 14a-6(e)(2)
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12

--------------------------------------------------------------------------------
                                 E*TRADE Funds
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               ________________________________________________
               (Name of Registrant as Specified in Its Charter)

   _________________________________________________________________________
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11. [1] Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
[2] Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
[3] Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.)

--------------------------------------------------------------------------------
[4] Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
[5] Total fee paid:

--------------------------------------------------------------------------------
[ ] Fee paid with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    ____________________________________________________________________________
    (1)Amount Previously Paid:

    ____________________________________________________________________________
    (2)Form, Schedule or Registration Statement No.:

    ____________________________________________________________________________
    (3)Filing Party:

    ____________________________________________________________________________
    (4)Date Filed:

                                 E*TRADE FUNDS
                        Special Meeting of Shareholders
                          to be held August 25, 2006

To Our Shareholders:

Please take note that a SPECIAL MEETING OF SHAREHOLDERS ("Special Meeting") of E*TRADE Funds, a Delaware statutory trust, ("Trust") will be held on August 25, 2006, at 11:00 a.m. (Eastern time) at 1775 I Street, NW, 11th Floor, Washington, DC 20006.

The accompanying Notice of Special Meeting and Proxy Statement relate to the following four series of the Trust: the E*TRADE S&P 500 Index Fund ("S&P 500 Fund"), E*TRADE Russell 2000 Index Fund ("Russell 2000 Fund"), E*TRADE International Index Fund ("International Fund") and E*TRADE Technology Index Fund ("Technology Fund") (each a "Fund" and collectively, the "Funds").

At the Special Meeting and as specified in greater detail in the Proxy Statement accompanying this letter, shareholders of each of the Funds will be asked to elect each of the nominees proposed for the Board of Trustees to serve as a Trustee of the Trust until his or her successor is duly elected and qualified (Proposal 1).

After careful consideration, the Board of Trustees of the Trust unanimously approved Proposal 1 and recommends that Shareholders vote "FOR" each of the nominees.

We appreciate your participation and prompt response in this matter and thank you for your continued support in E*TRADE Funds.

                                                  Sincerely,

                                                  Elizabeth Gottfried
                                                  President

Your vote is very important to us. Whether or not you plan to attend the Special Meeting in person, please vote the proxy today on-line at www.myproxyonline.com.

                                 E*TRADE FUNDS
                   Notice of Special Meeting of Shareholders
                          to be held August 25, 2006

To Our Shareholders:

On behalf of the Board of Trustees ("Board" or "Trustees") of the E*TRADE Funds ("Trust"), I cordially invite you to attend a SPECIAL MEETING OF SHAREHOLDERS ("Special Meeting") for the following four series of the Trust: E*TRADE S&P 500 Index Fund ("S&P 500 Fund"), E*TRADE Russell 2000 Index Fund ("Russell 2000 Fund"), E*TRADE International Index Fund ("International Fund") and E*TRADE Technology Index Fund ("Technology Fund") (each a "Fund" and collectively, "Funds"). The Special Meeting will be held on August 25, 2006, at 11:00 a.m. (Eastern time) at 1775 I Street NW, 11th Floor, Washington, DC 20006.

At the Special Meeting and as specified in greater detail in the Proxy Statement accompanying this Notice, shareholders will be asked:

(1) To elect each of the nominees proposed for the Board of Trustees to serve as Trustees of the Trust; and

(2) To consider and act upon any other business that may properly come before the Special Meeting or any adjournments thereof.

Your attention is directed to the accompanying Proxy Statement for further information regarding the Special Meeting and the proposal above. You may vote at the Special Meeting if you are the record owner of shares of a Fund as of the close of business on July 17, 2006 ("Record Date"). If you attend the Special Meeting, you may vote your shares in person. Even if you do not attend the Special Meeting, you may vote by proxy via internet at www.myproxyonline.com. You will be prompted to enter the control number and check digit found in the email notice. Follow the instructions on the screen, using your proxy as a guide.

Your vote is very important to us. Whether or not you plan to attend the Special Meeting in person, please vote the proxy today on-line at www.myproxyonline.com.

If you have any questions, please contact the Trust at www.etrade.com or at 1-800-499-8519.

                                              By order of the Board of Trustees,

                                              Marc R. Duffy
                                              Secretary

July 18, 2006

YOUR VOTE IS VERY IMPORTANT TO US NO MATTER HOW MANY SHARES YOU OWN. YOU CAN HELP AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATIONS BY PROMPTLY VOTING THE PROXY.

                                 E*TRADE FUNDS
                              4500 Bohannon Drive
                         Menlo Park, California 94025

                                PROXY STATEMENT

                        Special Meeting of Shareholders
                          to be held August 25, 2006

This Proxy Statement is being furnished to the shareholders of E*TRADE Funds ("Trust") in connection with the solicitation of proxies by the Board of Trustees of the Trust, for a Special Meeting of Shareholders of the Trust ("Special Meeting") to be held at 1775 I Street, NW, 11th floor, Washington, DC 20006, on August 25, 2006, beginning at 11:00 a.m. (Eastern time). The Board plans to distribute this Proxy Statement, the attached notice of meeting and the proxy card on or about July 18, 2006 to all shareholders of record on the Record Date.

The Trust is organized as a Delaware statutory trust and currently consists of the following series: E*TRADE S&P 500 Index Fund ("S&P 500 Fund"), E*TRADE Russell 2000 Index Fund ("Russell 2000 Fund"), E*TRADE International Index Fund ("International Fund") and E*TRADE Technology Index Fund ("Technology Fund") (each a "Fund" and collectively, "Funds").

Proposal 1. Shareholders in each Fund are being asked to approve the election of each of the nominees proposed to serve as Trustees of the Board of Trustees of the Trust ("Board" or "Trustees"). Each of the nominees if elected will serve as a Trustee of the Trust in accordance with the Trust's Trust Instrument and By-Laws until his or her successor is duly elected and qualified.

Other Matters to Come Before the Special Meeting. The Board does not know of any matters to be presented at the Special Meeting other than those described in this Proxy Statement. However, if any other matters do come before the Special Meeting, including any proposal to adjourn the Special Meeting to permit the continued solicitation of proxies with respect to any Proposal, it is the Trust's intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the proxy.

A copy of each Fund's most recent annual report (and the most recent semi-annual report succeeding the annual report) may be accessed at www.etradefunds.etrade.com by clicking on the Fund's name and then selecting "Prospectus Reports." The Trust will also furnish, without charge, to any Shareholder upon request, a printed version of each such report. Such requests may be directed to the Trust by contacting customer service at 1-800-786-2575.

                              VOTING INFORMATION

It is important for you to vote on Proposal 1 as described in this Proxy Statement. We recommend that you read this Proxy Statement in its entirety as the explanations will help you to decide how to vote.

Voting of Proxies. If you attend the Special Meeting you may vote your shares in person. Even if you do not attend the Special Meeting, you may vote by proxy by:

  . Internet: Contact the Trust at www.myproxyonline.com. You will be prompted to enter the control number and check digit found in the email notice sent to your email address. Follow the instructions on the screen, using your email notice as a guide.

If you do not plan to attend the Special Meeting in person, please vote the proxy promptly. If you do plan to attend the Special Meeting, please note that where indicated on the proxy when voting.

Timely and properly completed and submitted proxies will be voted as instructed. At any time prior to the Special Meeting, you may revoke your proxy by contacting the Trust at www.myproxyonline.com, entering your control number and re-voting. You may also revoke your previous vote by attending the Special Meeting and voting in-person at the Special Meeting.

Unless instructions to the contrary are indicated, proxies submitted by shareholders of the Funds will be voted FOR each proposal on which the shareholder is entitled to vote. The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Shareholders who owned shares of a Fund at the close of business on July 17, 2006 ("Record Date") are entitled to vote at the Special Meeting and at any adjournments or postponements thereof. Each share of a Fund that you own entitles you to one vote with respect to the proposal on which the Fund's Shareholders are entitled to vote (a fractional share has a fractional vote). You will find the number of shares outstanding as of July 17, 2006 for each Fund in the following table:

           Fund            Shares Outstanding as of July 17, 2006 (Record Date)
 ------------------------  ----------------------------------------------------
   International Index                         7,334,645.993
    Russell 2000 Index                         7,935,705.492
      S&P 500 Index                           28,215,735.634
     Technology Index                          8,340,622.601

Quorum Requirements. A quorum of shareholders is necessary to hold a valid meeting and to consider Proposal 1. A quorum will exist if one-third (1/3) of all of the outstanding shares of all of the Funds on the Record Date are present in person or by proxy at the Special Meeting.

Broker Non-Votes. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner (i.e., your broker) does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. Broker non-votes will be counted for purposes of determining whether a quorum is present and will be counted as shares present at the Special Meeting. Broker non-votes, however, will be excluded from the denominator of the calculation of number of votes required to approve any proposal to which the broker non-vote applies, including any proposal to adjourn a meeting with respect to a proposal to which the non-vote applies. Consequently, a broker non-vote will have no effect on the approval or disapproval of any matter.

Adjournments. If the quorum necessary to transact business or the votes required to approve or reject any proposal are not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of votes. The persons named as proxies will vote in favor of adjournment with respect to those proxies which have been voted in favor of that proposal and will vote against any such adjournment with respect to those proxies which have been voted against that proposal.

Votes Necessary to Approve Proposal 1. The affirmative vote of the holders of a plurality of the shares voted in person or by proxy is required to approve Proposal 1.

Proxy Solicitation. The Altman Group, Inc., a professional proxy solicitation firm, has been retained by the Trust to assist in providing voting instructions, the tabulation and solicitation of proxy votes for the Meeting.

The cost of the Special Meeting, including costs of: preparing and filing proxy solicitation materials; soliciting proxies and voting instructions; preparing any supplementary solicitation material; and proxy soliciting services provided by third parties, will be borne by E*TRADE Asset Management, Inc. ("ETAM"), the investment adviser to the Funds. Shareholders of the Funds will not incur any additional expenses as a result of this proxy solicitation. Proxies will be solicited via the Internet and also may be solicited by telephone or other electronic means by personnel of the Trust and its affiliates, or an agent of the Trust, such as The Altman Group, Inc.

Future Shareholder Proposals. You may request inclusion in the Trust's proxy statement for shareholder meetings certain proposals for action which you intend to introduce at such meeting. Shareholder proposals must be presented at a reasonable time before the proxy materials for the next meeting are sent to shareholders. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws. The Trust is not required to hold regular meetings of shareholders and in order to minimize its costs, does not intend to hold meetings of the shareholders unless so required by applicable law, regulatory policy, or if otherwise deemed advisable by the Trust's management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders.

                       PROPOSAL 1 - ELECTION OF TRUSTEES

What are shareholders being asked to approve in Proposal 1?

In Proposal 1, shareholders are being asked to approve the election of each of the nominees proposed to serve as Trustees of the Board of Trustees of the Trust, as discussed more below ("Trustee Nominee"). Each of the Trustee Nominees, if elected, will serve as a Trustee of the Trust in accordance with the Trust's Trust Instrument and By-Laws until his or her successor is duly elected and qualified.

What is the purpose of Proposal 1?

Board Reconstitution and Fund Integration. Proposal 1 is part of a larger initiative by E*TRADE FINANCIAL Corporation ("E*TRADE") to, among other things
(1) integrate the two series of the Kobren Insight Funds into the Trust as new shell series of the Trust and (2) realign the Boards of Trustees of the Trust and the Kobren Insight Funds into a single Board of Trustees. These initiatives are described below.

By way of background, as disclosed to the Trust's shareholders in a prospectus supplement dated July 13, 2006, as part of E*TRADE's wealth investment strategy, E*TRADE has purchased independent registered investment advisers that provide investment advisory services to high net worth clients. In pursuit of that strategy, in November 2005, E*TRADE acquired Kobren Insight Management, Inc. ("KIM"), a registered investment adviser that, in addition to its services as an investment adviser to high net worth individuals, also serves as the investment adviser to the Kobren Insight Funds, a registered management investment company with two current series (i.e., Kobren Growth Fund and Delphi Value Fund).

The management of ETAM and KIM have worked closely together to develop a strategy of integrating the Kobren Insight Funds and the Trust with a goal of streamlining and improving the management and operations of the Kobren Insight Funds and the Trust while providing higher visibility and improved distribution to these funds. In addition, the integration proposals are intended to permit the Trust to achieve greater economies of scale and to facilitate the compliance functions of the Kobren Insight Funds and the Trust by virtue of having a single investment company structure. E*TRADE believes that the integration proposals, if approved, will be beneficial to shareholders of both the Trust and the Kobren Insight Funds as well as to E*TRADE.

In summary, the integration proposals recommended by E*TRADE to the separate Boards of Trustees of the Trust and the Kobren Insight Funds and considered by each of those Boards at Board meetings held on June 28 and June 29, 2006, respectively, are as follows:

  . Redomiciliation and Shell Reorganization of the Kobren Insight Funds. The Kobren Insight Funds would be redomiciled from a Massachusetts business trust into a Delaware statutory trust. In order to accomplish this, the Kobren Insight Funds would be reorganized into newly-created shell series of the Trust. The proposed Agreement and Plan of Reorganization and Redomiciliation ("Reorganization Agreement ") contemplates that all of the assets and liabilities of the current two series of the Kobren Insight Funds would be transferred to corresponding shell series of the Trust in exchange for shares of those new shell series of the Trust.

  . Investment Management. In conjunction with the integration of the Kobren Insight Funds into the Trust, E*TRADE proposed that ETAM be approved as the investment manager of the Kobren Insight Funds following their reorganization into the newly created shell series of the E*TRADE Funds. Further, E*TRADE proposed that KIM be approved as the investment sub-adviser to the Kobren Growth Fund and Delphi Management Inc. ("Delphi") be approved as the investment sub-adviser to the Delphi Value Fund. The proposed consolidation of the advisory relationship with ETAM is intended to help to ensure consistent oversight of all of the E*TRADE proprietary mutual funds' investments while maintaining the current daily management of the Kobren Insight Funds through sub-advisory relationships with KIM and Delphi.

  . Board of Trustees. In addition, in order to further integrate the Trust and the Kobren Insight Funds and provide greater efficiencies for the Trust and the Kobren Insight Funds, E*TRADE proposed that the Board approve a realignment of the Board of Trustees of the Trust so that
      (i) the current number of Board members of the Trust would be reduced from six to five and (ii) a current member of the Kobren Insight Funds' Board would be nominated to serve as an independent Board member of the Trust.

Board Approvals relating to Fund Integration and Board Reconstitution. At the June 28, 2006 meeting of the Board, the Board approved (1) the Reorganization Agreement for the reorganization of the Kobren Insight Funds into newly created shell series of the E*TRADE Funds and (2) each of the proposals concerning the realignment of the Board. The proposals concerning the investment manager and sub-advisers for the Kobren Insight Funds have been deferred and will be considered by the Board of Trustees of the E*TRADE Funds following the election of the Trustee Nominees.

Necessary Shareholder Approvals relating to Fund Integration. The proposed reorganizations of the Kobren Insight Funds into shell series of the E*TRADE Funds will require the approval of the shareholders of the Kobren Insight Funds in order to be effective. Shareholders of the E*TRADE Funds are not required to vote on the proposed reorganizations and will NOT be asked to approve the proposed reorganizations.

Necessary Shareholder Approvals relating to the Board Realignment. Shareholders of the E*TRADE Funds are being asked to approve the election of each of the Trustee Nominees through this Proposal 1.

Who are the Trustee Nominees?

In light of the recommendations made by E*TRADE to the Board, the Board, including the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended ("1940 Act")) of the Trust ("Independent Trustees"), nominated a current independent trustee of the Kobren Insight Funds, Mr. Arthur Dubroff, to serve as an Independent Trustee of the Trust.

In addition, the Board nominated four of the current members of the Board (listed in the chart below) to serve as Trustees of the Trust (collectively with Mr. Dubroff, the "Trustee Nominees"). The Trustee Nominees have indicated an intention to serve if elected and have consented to be named in this Proxy Statement. None of the Trustee Nominees, with the exception of Mr. Dennis Webb, is an "interested person" of the Trust as defined in the 1940 Act.

In light of the Board realignment initiative, two of the current Independent Trustees, Shelley Meyers and Ashley Rabun, have agreed to resign from the Board and have submitted their resignations, which will be effective upon the election of each of the Trustee Nominees.

It is the intention of the persons named on the proxy card to vote for the Trustee Nominees. The Board knows of no reason why a Trustee Nominee would be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substituted Trustee Nominees as the Board may recommend.

The names of the Trustee Nominees and their addresses, ages and principal occupations during the past five years, are provided in the tables below. Information is provided as of July 14, 2006. Each Trustee Nominee would oversee all of the Trust's current series.

TRUSTEE NOMINEES

NAME, ADDRESS    TERM OF OFFICE/(1)/ PRINCIPAL OCCUPATION(s) OTHER
AGE AND POSITION AND LENGTH OF TIME  DURING THE PAST FIVE    DIRECTORSHIP
HELD WITH TRUST  SERVED              YEARS                   S/(2)/ HELD

INDEPENDENT TRUSTEE NOMINEES

Cheryl A.           Since February 2004 Ms. Burgermeister has been self-     The Select
Burgermeister                           employed as a financial consultant   Sector
4500 Bohannon Drive                     since October 2003. She is also      SPDR Trust
Menlo Park, CA                          Trustee, Treasurer and Finance
94025                                   Trust Committee Chairman of the
Age: 55                                 Portland Community College
Trustee                                 Foundation since 2001. She was a
                                        Trustee of the Zero Gravity Internet
                                        Fund from 2000 to 2001. She was a
                                        Director and CFO of the Crabbe
                                        Huson Group and Treasurer of the
                                        Crabbe Huson family of funds from
                                        1988 to 1999.

Arthur Dubroff      New Nominee         Mr. Dubroff currently serves as the  Kobren Insight
4500 Bohannon Drive                     Managing Principal for Turnberry     Funds since
Menlo Park, CA                          Consulting, LLC since September      October 1996;
94025                                   1999 and the Chief Financial         Emisphere
Age: 55                                 Officer of Virtual Communities,      Technology,
Trustee Nominee                         Inc. since July 2000. Mr. Dubroff    Inc. from
                                        served as the Chief Financial        September
                                        Officer of Net2Phone, Inc. from      2003 to
                                        November 2002 to May 2006.           September
                                                                             2005.

Steven Grenadier     Since February 1999 Dr. Grenadier is a Professor of       None
4500 Bohannon Drive                      Finance at the Graduate School of
Menlo Park, CA 94025                     Business at Stanford University,
Age: 41                                  where he has been employed as a
Trustee                                  professor since 1992.

George J. Rebhan     Since December 1999 Mr. Rebhan retired in December        Advisors Series
4500 Bohannon Drive,                     1993, and prior to that he was        Trust
Menlo Park, CA 94025                     President of Hotchkis and Wiley
Age: 72                                  Funds (investment company) from
Chairman and Trustee                     1985 to 1993.

INTERESTED TRUSTEE NOMINEE

Dennis Webb/(3)/     Since March 2006    Dennis Webb is President of           None
Age: 41                                  E*TRADE Capital Markets. Prior
Trustee                                  to that, Mr. Webb was the Chief
                                         Executive Officer of E*TRADE
                                         Global Asset Management
                                         (ETGAM). Mr. Webb was
                                         Chairman of E*TRADE Bank's
                                         Asset and Liability Committee and
                                         was responsible for the Bank's $15
                                         billion derivative portfolio until he
                                         joined ETGAM in June 2001.

OFFICERS

Elizabeth Gottfried  Since March 2006    Ms. Gottfried is Vice President of    None
Age: 46                                  ETAM. She is also a Director of
President                                E*TRADE. Ms. Gottfried joined
                                         E*TRADE in September 2000.
                                         Prior to that, she worked at Wells
                                         Fargo Bank from 1984 to 2000 and
                                         managed various areas of Wells
                                         Fargo's mutual fund group.

Marc R. Duffy        Since February 2004 Mr. Duffy joined E*TRADE in           None
Age: 48                                  January 2004. Prior to that, he
Vice President,                          worked at Legg Mason Wood
Secretary and Chief                      Walker, Incorporated from 1999 to
Legal Officer                            2003 and was responsible for legal
                                         issues related to the Legg Mason
                                         mutual funds.

Matthew Audette      Since March 2006    Mr. Audette is Vice President and     None
Age: 32                                  Chief Financial Officer of ETAM
Treasurer                                and ETGAM. He also holds other
                                         positions at E*TRADE affiliates.
                                         He joined E*TRADE in 2001.

(1) Each Trustee is elected to serve in accordance with the Trust Instrument and By-Laws of the Trust until his or her successor is duly elected and qualified. Each Officer is elected to hold office until his or her successor is elected and qualified to carry out the duties and responsibilities of such office or until he or she resigns or is removed from office.
(2) Directorships include public companies and any company registered as an investment company.
(3) Mr. Webb is considered to be an "interested person" of the Trust because he is an officer of E*TRADE.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE TRUSTEE NOMINEES TO THE BOARD OF TRUSTEES.

COMMITTEES

The Trust has an Audit Committee, a Compensation and Nominating Committee and a Corporate Governance and Compliance Oversight Committee. The members of each Committee of the Board are the current Independent Trustees of the Trust.

The Audit Committee

The Audit Committee is responsible for, among other things: reviewing annually and approving in advance the selection, retention or termination of the independent registered public accounting firm and the terms of such engagement; evaluating the independence of the independent registered public accounting firm, including with respect to approving in advance the provision of any "permissible non-audit services" to the Trust, ETAM, or to any entity controlling, controlled by, or under common control with ETAM that provides certain services to the Trust; reviewing with the independent auditor's the scope and results of the annual audit; reviewing the fees charged by the independent registered public accounting firm for professional services, including any types of non-audit services performed, if any, and whether the non-audit services performed and related fees were consistent with the independent registered public accounting firm's independence; reviewing, in consultation with the independent registered public accounting firm and the Trust's disclosure committee, the Trust's annual and semi-annual financial statements; reporting to the full Board on a regular basis; and making recommendations as it deems necessary or appropriate. During the fiscal year ended December 31, 2005, the Audit Committee held one meeting.

The Compensation and Nominating Committee; Consideration of Potential Trustee Nominees

The Compensation and Nominating Committee is responsible for, among other things, evaluating and recommending to the Board candidates to be nominated as Independent Trustees of the Board; reviewing the composition of the Board and the Board committees and the compensation arrangements for each of the Trustees. The charter provides that the Compensation and Nominating Committee will consider nominees for the Board recommended by shareholders, subject to certain guidelines. During the fiscal year ended December 31, 2005, the Compensation and Nominating Committee did not hold any meetings.

Potential Trustee nominees recommended by shareholders must satisfy the following requirements:

   (a) have substantial knowledge or experience that would contribute to the overall effectiveness of the Board, including the Board's oversight of the Funds and protection of the interests of the Funds' shareholders;

   (b) have a degree from an accredited university or college in the United States, the equivalent degree from an equivalent institution of higher learning in another country, or a certification as a public accountant;

   (c) have not been convicted of any felony or misdemeanor involving the purchase or sale of a security;

   (d) have not been the subject of any order, judgment or decree (which was not subsequently reversed, suspended or vacated) of any federal or state authority finding that the individual violated or is in violation of any federal or state securities laws;

   (e) would not cause the Trust, as determined by the Compensation and Nominating Committee in consultation with counsel to the Independent Trustees, to be in violation of or not in compliance with:

       (i) any applicable law; regulation or regulatory interpretation;

       (ii) the Trust's organizational documents; or

       (iii) any policy adopted by the Board setting forth a mandatory retirement age of Trustees or a mandatory percentage of Trustees who must be Independent Trustees.

   (f) is not the recommending shareholder or a member of the recommending shareholder group or an immediate family member of either of the foregoing;

   (g) is not currently employed, and has not been employed within the last year, by the recommending shareholder or a member of the recommending shareholder group and has no immediate family member who is or has been so employed;

   (h) has not accepted, and has no immediate family member who has accepted, directly or indirectly, during the year of the election for which the nominee candidate was recommended or the calendar years of an immediately preceding the date of the recommendation, any consulting, advisory or other compensatory fee from the recommending shareholder or any member of the recommending shareholder group;

   (i) is not an executive officer, director, or affiliate of, and does not "control" (as that term is defined by Section 2(a)(9) of the 1940 Act), the recommending shareholder or any member of the recommending shareholder group; and

   (j) has not been previously considered as a nominee candidate by the Compensation and Nominating Committee.

The shareholder or shareholder group recommending the nominee for the position of Trustee must satisfy the following conditions:

   (a) submits the recommendation to the Compensation and Nominating Committee within the first quarter of the current calendar year;

   (b) has not previously submitted a nominee candidate within the current calendar year;

   (c) beneficially owns, either individually or in the aggregate and both at the time of the recommendation and the time of the Board's vote to fill the position for which the nominee candidate was recommended, more than 5% of the outstanding voting securities of the Trust and has beneficially owned such securities continuously for at least two years immediately preceding the recommendation, provided that in owning such securities the shareholder or shareholder group bears the economic risk of the investment and does not hold such securities "short"; and

   (d) submits with the recommendation a document, the form of which may be provided by the Trust, containing: (1) a certification of the number of shares for which the shareholder or at least one member of the shareholder group has
(i) sole or shared power to vote or direct the vote; and (ii) sole or shared power to dispose of or direct the disposition of such shares; (2) each recommending shareholder's contact information; (3) the nominee candidate's contact information and the number of Trust shares, if any, owned by the nominee candidate; (4) all information regarding the nominee candidate that would be required to be disclosed in solicitations of proxies for elections of trustees required by Regulation 14A of the Securities Exchange Act of 1934; and
(5) a notarized letter executed by the nominee candidate, stating his or her willingness to serve on the Board and to be named in a proxy statement issued by the Trust.

In evaluating nominee candidates, the Compensation and Nominating Committee may interview the nominee candidate and any references offered by the nominee candidate, and may use such other legal means as it deems helpful and appropriate. The Compensation and Nominating Committee may also engage one or more third parties to conduct reference and background inquiries on nominee candidates. In addition, the Compensation and Nominating Committee may consider the ability of the nominee candidate to serve as an "audit committee financial expert" ("ACFE"), as that term is defined in rules and regulations adopted by the Securities and Exchange Commission ("SEC") or under the Sarbanes-Oxley Act of 2002. Further, the Compensation and Nominating Committee may consider the skills and experience of each nominee candidate and whether a nominee candidate's skills and experience will complement that of the current Board members and enhance the overall expertise of the Board.

No Trustee recommendations have been received by shareholders. The Trustee Nominees were recommended by the Board members in consultation with management of the Trust.

The Corporate Governance and Compliance Oversight Committee

The Corporate Governance and Compliance Oversight Committee is responsible for, among other things, overseeing the Board's corporate governance policies and procedures; coordinating periodic evaluations of the Board's performance and recommending improvements; considering the Board's adherence to industry "best practices;" meeting with Trust management to review the Trust's compliance to appropriate regulatory guidelines and requirements; meeting with Trust management to review and consider the Trust's disclosure controls and procedures and regulatory disclosure obligations; and making recommendations regarding compliance activities applicable to the Trust. The Corporate Governance and Compliance Oversight Committee held three meetings during the fiscal year ended December 31, 2005.

SHAREHOLDER COMMUNICATIONS

Shareholders may address comments or questions or other communications in writing to the entire Board, or to one or more Trustees, by sending such correspondence to: Board of Trustees [or name(s) of one or more Trustees], E*TRADE Funds, 4500 Bohannon Drive, Menlo Park, CA 94025, Attn: Fund Secretary. At least once per calendar quarter, the Fund Secretary will transmit a copy of any Board correspondence to the entire Board or to one or more Trustees, depending on to whom it is addressed.

BENEFICIAL OWNERSHIP OF SHARES OF THE TRUST

As of June 30, 2006, the current Trustees and officers of the Trust and the Trustee Nominees as a group owned less than 1% of each Fund's equity securities. The information as to ownership of securities, as disclosed below, is based on information furnished to the Trust by such persons.

The chart below identifies a range of each Trustee Nominee's ownership of shares of the Funds and the range of aggregate holdings of shares in the Funds as of June 30, 2006.

                                                                              AGGREGATE
                                                                              DOLLAR RANGE OF
NAME OF EACH TRUSTEE                   DOLLAR RANGE OF EQUITY                 EQUITY SECURITIES
NOMINEE                                SECURITIES IN THE FUNDS                IN THE FUNDS
--------------------                   -------------------------------------  -----------------
INDEPENDENT TRUSTEE NOMINEES
Cheryl A. Burgermeister                None                                   None
Arthur Dubroff                         None                                   None
Steven Grenadier                       None                                   None
George J. Rebhan                       None                                   None

INTERESTED TRUSTEE NOMINEE
Dennis Webb                            None                                   None

As of June 30, 2006, the Independent Trustee Nominees and their immediate family members did not own any securities issued by either ETAM, E*TRADE Securities, LLC, the Funds' principal underwriter ("E*TRADE Securities") or any company controlling, controlled by or under common control with ETAM or E*TRADE Securities. Mr. Arthur Dubroff, a Trustee Nominee, owns over $100,000 of shares of the Delphi Value Fund, a series of Kobren Insight Funds. The Delphi Value Fund's investment adviser is an entity under common control with ETAM as further described above.

COMPENSATION OF TRUSTEES

Each Independent Trustee currently receives from the Trust an annual fee (payable in quarterly installments) of $18,000 plus an additional fee of:
(i) $4,500 for each Board meeting attended, and (ii) $2,000 for each committee meeting attended. The Chairman receives an additional $2,000 a year for the additional duties involved in that role. In addition, the Trust reimburses each of the Independent Trustees for travel and other expenses incurred in connection with attendance at such meetings. Other officers and Trustees of the Trust receive no compensation or expense reimbursement. Trustees are not entitled to receive any retirement benefits or deferred compensation from the Trust.

On June 28, 2006, the Board, upon the recommendation of the management of the Trust, approved a new compensation structure, which is intended to go into effect on October 1, 2006. Under the new compensation structure, each Independent Trustee of the Trust will receive, on an annual basis, $30,000 in base compensation for his or her services as an Independent Trustee (including participation in four regularly scheduled Board meetings a year, two Audit Committee meetings and two Corporate Governance and Compliance Oversight Committee meetings a year) and shall be entitled to receive additional compensation of $5,000 for each in person Board meeting in excess of the four regularly scheduled Board meetings per year. In addition, each Independent Trustee shall be reimbursed for all reasonable and necessary expenses associated with his or her service as an Independent Trustee. The Chairman and the chairperson of the Audit Committee shall each be paid an additional $2,000 per year for his or her services in such capacity.

The following table sets forth the compensation received by the current Independent Trustees nominated for re-election to the Board for their services to the Trust during the most recent fiscal year ended December 31, 2005. The Board of Trustees had four regular Board meetings and no special meetings during 2005. Mr. Dennis Webb, who was appointed as a Trustee as of March 31, 2006, receives no compensation from the Trust as an Interested Trustee.

                                                    AGGREGATE
                                                    COMPENSATION
              INDEPENDENT TRUSTEE NOMINEES          FROM THE TRUST
              ----------------------------          --------------
              Cheryl A. Burgermeister, Trustee      $44,000
              Steven Grenadier, Trustee             $44,000
              George J. Rebhan, Trustee             $46,000

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of June 30, 2006, the following shareholder owned 5% or more of the outstanding shares of E*TRADE S&P 500 Index Fund:

NAME AND ADDRESS                      PERCENTAGE OF FUND      NATURE OF OWNERSHIP
----------------                      ------------------      -------------------
Counsel Trust FBO E*TRADE                    7.19%             Record ownership
401K Plan
336 Fourth Ave., The Times Bldg.
Pittsburgh, PA 15222

There are no other shareholders known by the Trust to own 5% or more of the outstanding shares of a Fund as of June 30, 2006.

REPORT OF THE AUDIT COMMITTEE; INFORMATION ABOUT THE TRUST'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee is responsible for: selecting and engaging the Trust's independent registered public accounting firm (subject to ratification by the Board and by shareholders, if required); reviewing the performance of the Trust's independent registered public accounting firm and discharging and replacing the independent registered public accounting firm, if warranted; requesting that the independent registered public accounting firm periodically submit a written statement delineating all relationships between the Trust and the independent registered public accounting firm and take appropriate action in response to the independent registered public accounting firm's report to satisfy itself of the independent registered public accounting firm's independence; and reviewing and approving in advance any "permissible non-audit services" to be provided to the Trust or to ETAM, the investment adviser to the Trust. "Permissible non-audit services" include any professional services provided to the Trust by the independent registered public accounting firm other than those provided to the Trust in connection with an audit or review of financial statements of the Trust. The Trust adopted an Audit Committee Charter ("Charter") on January 19, 1999. The Charter was last amended on May 20, 2003.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the Trust's independent registered public accounting firm. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Funds' financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Funds' independent registered public accounting firm is in fact "independent."

The Audit Committee has received written disclosures and the letter required by Independent Standards Board No.1 from its independent registered public accounting firm, Tait, Weller & Baker ("TWB") and has discussed with TWB its independence. The Audit Committee has also reviewed and discussed the audited financial statements with management and TWB, and discussed certain matters with TWB addressed by statements on Auditing Standards Nos. 61 and 99. Based on the foregoing, the Audit Committee recommended to the Board that the Trust's audited financial statements be included in the Trust's Annual Report for the fiscal year ended December 31, 2005.

The members of the Audit Committee are each of the Independent Trustees.

As of February 17, 2005, the Audit Committee has approved the engagement of TWB, 8 Penn Center Plaza, Philadelphia, Pennsylvania 19103, as the independent registered public accounting firm for each Fund responsible for auditing the annual financial statements of each Fund. On February 17, 2005, Deloitte & Touche LLP ("Deloitte") resigned as the Funds' independent registered public accounting firm. All of the reports provided by Deloitte for each of the two fiscal years prior to its resignation were unqualified and contained no adverse opinion or disclaimer of opinion, nor were reports modified as to uncertainty, audit scope or accounting principles. Further, in connection with its audits for the two previous fiscal years, there have been no disagreements between Deloitte and the Funds on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to their satisfaction, would have caused Deloitte to reference the subject mater of the disagreements in its reports on the financial statements for such years.

During the fiscal years ended December 31, 2005 and December 31, 2004, the Funds incurred the following fees for auditing services:

                  Audit Fees      Audit-Related Fees      Tax Fees      All Other Fees
                  ----------      ------------------      --------      --------------
Fiscal Year 2004   $102,000               $0              $25,500             $0
Fiscal Year 2005*  $105,000               $0              $12,750             $0

*Fees paid during fiscal year 2005 were paid to TWB. There were no fees paid by the Funds to Deloitte in relation to fiscal year 2005.

The Audit Committee pre-approved all of the services above.

Audit-related fees billed by Deloitte to E*TRADE (the parent of ETAM) and its affiliates for services during the 2004 fiscal year was $3,640,000 and $5,764,267 for services during the 2005 fiscal year. The nature of the audit-related fees in 2004 and 2005 include fees for assistance related to mortgage securitization, consultations regarding financial accounting and reporting standards, mergers and acquisitions due diligence, and implementation assistance for compliance with the Sarbanes-Oxley Act.

Under tax fees, in addition to the amounts billed to the Trust listed in the table above, Deloitte billed to E*TRADE (the parent of ETAM) and its affiliates $1,400,000 for services during the 2004 fiscal year and $1,251,600 for services during the 2005 fiscal year. For the Trust, the nature of the services included the review of the Funds' tax distribution calculations and review of the Trust's federal, state and excise tax returns. For E*TRADE and its affiliates, the nature of the services provided by Deloitte included the preparation of tax returns and fees for consultations on tax strategies, assistance with the examinations and tax advice related to mergers and acquisitions. During the period when Deloitte served as the Trust's independent registered public accounting firm, the Audit Committee considered whether provision of these services for E*TRADE and its affiliates would be compatible with maintaining Deloitte's independence.

TWB has not provided any services or received any compensation from E*TRADE or its affiliates.

Pursuant to its Charter, the Audit Committee is responsible for approving in advance the firm to be employed as the Funds' independent registered public accounting firm. In addition, the Charter provides that the Audit Committee is responsible for approving any and all proposals by the Funds, its investment adviser (not including any sub-adviser whose role is primarily portfolio management and that is subcontracted or overseen by the investment adviser to the Funds) and any entity controlling, controlled by, or under common control with the investment adviser that provides services to the Funds to employ the independent auditor to render permissible non-audit services to such entity, provided those permissible non-audit services relate directly to the operations and financial reporting of the Funds. In determining whether to pre-approve non-audit services, the Audit Committee considers whether such services are consistent with the independent auditor's independence. The Charter further permits the Audit Committee to delegate to one or more of its members authority to pre-approve permissible non-audit services to the Funds, provided that any pre-approval determination of a delegate be presented to the full Audit Committee at its next meeting.

The Fund knows of no direct or indirect interest of TWB in the Funds. A representative of TWB will not be present at the Special Meeting but will be available via telephone to respond to questions from shareholders.

ADDITIONAL INFORMATION

Investment Adviser and Sub-Adviser

ETAM, a registered investment adviser, provides investment management services to the Funds. ETAM is a wholly-owned subsidiary of E*TRADE and is located at 4500 Bohannon Drive, Menlo Park, California 94025. ETAM commenced operating in February 1999. As of March 31, 2006, ETAM managed approximately $500 million in assets.

Subject to the supervision of the Board, pursuant to the Investment Advisory Agreement, ETAM provides the Funds with ongoing investment guidance, policy direction and monitoring of the Funds. The Funds pay ETAM the following investment advisory fees at an annual rate of each Fund's average daily net assets:

                       Fund                 Advisory Fee
                       ----                 ------------
                       S&P Fund             0.07%
                       Russell 2000 Fund    0.15%
                       International Fund   0.25%
                       Technology Fund      0.25%

ETAM has entered into a sub-advisory agreement ("Sub-Advisory Agreement") with World Asset Management ("WAM"), a division of Munder Capital Management ("MCM"), under which ETAM has delegated the day-to-day discretionary management of the Funds' assets to WAM. WAM is located at Brown Street Center, 255 East Brown Street, Suite 300, Birmingham, Michigan 48009. MCM is a general partnership minority-owned by MCM employees and majority-owned by Comerica Bank. As of March 31, 2006, WAM provided investment advisory services for approximately $16.4 billion in assets under management.

For its services, WAM is not compensated directly by the Funds. Rather, WAM is paid by ETAM the following sub-advisory fees out of ETAM's investment advisory fees expressed as a percentage of each Fund's average daily net assets:

                     Fund                 Sub-Advisory Fee
                     ----                 ----------------
                     S&P Fund             0.03%
                     Russell 2000 Fund    0.07%
                     International Fund   0.15%
                     Technology Fund      0.12%

Administrator and Shareholder Servicing Agent, Sub-administrator of the Funds

ETAM also serves as the Funds' administrator and shareholder-servicing agent. In these capacities, ETAM is responsible for the business affairs and other administrative matters of the Funds and provides a variety of services to shareholders in the Funds. ETAM is entitled to receive an administrative services fee at an annual rate equal to 0.15% of the average daily net assets of each Fund and a shareholder-servicing fee at an annual rate equal to 0.25% of the average daily net assets of each Fund. From a portion of the shareholder servicing fee, ETAM provides compensation to E*TRADE Securities for its shareholder servicing activities. The Funds have no obligation to compensate E*TRADE Securities for its shareholder servicing activities. The Bank of New York ("BNY"), One Wall Street, New York, NY 10286, serves as sub-administrator of the Funds.

Principal Underwriter

E*TRADE Securities, a wholly-owned subsidiary of E*TRADE, serves as the Trust's principal underwriter. E*TRADE Securities is located at 4500 Bohannon Drive, Menlo Park, California 94025.

Expense Limitation Agreement

In the interest of limiting expenses of the Funds, ETAM has entered into an expense limitation agreement with each Fund ("Expense Limitation Agreement") through at least April 30, 2007. ETAM has agreed to waive or limit its fees and assume other expenses so that the total operating expenses of each Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, the account maintenance fees payable to ETAM, and extraordinary fees and expenses not incurred in the ordinary course of a Fund's business) are limited to the following percentages of each Fund's average daily net assets:

                Fund                          Expense Limitations
                ----                          -------------------
                S&P 500 Index Fund            0.09%
                Russell 2000 Index Fund       0.22%
                International Index Fund      0.09%
                Technology Index Fund         0.60%

There is no guarantee that the fee waivers will continue after April 30, 2007. For example, ETAM may determine to discontinue the Expense Limitation Agreement for a particular Fund if that Fund's assets do not increase significantly by April 30, 2007.

OTHER MATTERS

The Trust knows of no other matters which are to be brought before the Special Meeting. However, if any other matters come before the Special Meeting, it is the intention of the persons named in the form of Proxy, or their substitutes, to vote the Proxy in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE NOMINEES TO THE BOARD OF TRUSTEES.

                                                                     Appendix A

                                 E*TRADE FUNDS

             Charter of the Compensation and Nominating Committee

I. Statement of Purpose

There shall be a committee of the Board of Trustees of the Trust ("Board") to be known as the Compensation and Nominating Committee ("Committee"). Among its functions, the Committee shall: (A) consider and adopt policies and procedures with respect to the activities and responsibilities of the Committee;
(B) consider and nominate to the Board candidates for membership on the Board;
(C) oversee the composition of the Board and any constituent committees of the Board; and (D) consider and make recommendations to the Board regarding the compensation of the chairperson of the Board and each of the committees of the Board; and (E) consider and make recommendations to the Board regarding the compensation of each of the members of the Board.

II.Committee Composition

The Committee shall be composed exclusively of one or more trustees of the Board who are not deemed "interested persons" (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended ("1940 Act")) of the Trust ("Independent Trustees"). The Committee shall elect a chairperson of the Committee.

III.Duties and Powers

   A. Nominations. In the event that there is a vacancy on the Board or the need for the Board to otherwise consider the addition of a new member, the Committee shall be responsible for (1) identifying and evaluating potential candidates to fill any such vacancy on the Board; (2) selecting from among the potential candidates a nominee to be presented to the full Board for its consideration; and (3) recommending to the full Board a nominee to fill any such vacancy. The Committee shall also be responsible for considering and recommending to the full Board (for its consideration and approval) a member to fill any vacancy in the position of chairperson of any committee of the Board

   B. Identifying Nominee Candidates. In order to identify nominee candidates, the Committee may consider recommendations from the following sources:
   (1) members of the Committee and (2) certain shareholders of the Trust, as described in section III.C.3. of this Charter. The Committee may engage one or more third-party search firms to assist in this identification process.

   C. Evaluating Nominee Candidates.

       1. Minimum Qualifications of All Nominees. The Committee will nominate for Board membership only individuals who at the time of nomination and in the reasonable belief of the Committee:

          (a) have substantial knowledge or experience that would contribute to the overall effectiveness of the Board, including the Board's oversight of the Funds and protection of the interests of the Funds' shareholders;

          (b) have a degree from an accredited university or college in the United States, the equivalent degree from an equivalent institution of higher learning in another country, or a certification as a public accountant;

          (c) have not been convicted of any felony or misdemeanor involving the purchase or sale of a security;

          (d) have not been the subject of any order, judgment or decree (which was not subsequently reversed, suspended or vacated) of any federal or state authority finding that the individual violated or is in violation of any federal or state securities laws; and

          (e) would not cause the Trust, as determined by the Committee in consultation with counsel to the Independent Trustees, to be in violation of or not in compliance with:

              (i) any applicable law; regulation or regulatory interpretation;

              (ii) the Trust's organizational documents; or

              (iii) any policy adopted by the Board setting forth a mandatory retirement age of Trustees or a mandatory percentage of Trustees who must be Independent Trustees.

       2. Additional Considerations in Evaluating Nominee Candidates. The Committee shall nominate as Independent Trustees only persons who qualify as such under the 1940 Act. In addition, the Board shall nominate as chairperson of the Board only a person that qualifies as an Independent Trustee. In evaluating a nominee candidate for the position of Independent Trustee or chairperson of any committee of the Board, the Committee shall also consider the effect of any relationships of that person beyond those delineated in the 1940 Act that might impair that person's independence, such as business, financial or family relationships with the investment adviser, distributor or any other service provider to the Trust. In addition, the Committee may consider the ability of the nominee candidate to serve as an "audit committee financial expert" ("ACFE"), as that term is defined in rules and regulations adopted by the Securities and Exchange Commission ("SEC") or under the Sarbanes-Oxley Act of 2002. Further, the Committee may consider the skills and experience of each nominee candidate and whether a nominee candidate's skills and experience will complement that of the current Board members and enhance the overall expertise of the Board.

       3. Consideration of Nominee Candidates Recommended by Shareholders. A single shareholder or a group of shareholders of the Trust may recommend nominee candidates to the Committee for its evaluation and consideration, provided that, in the reasonable belief of the Committee, the following conditions are met:

          (a) The shareholder or shareholder group recommending the nominee candidate:

              (i) submits the recommendation to the Committee within the first quarter of the current calendar year;

              (ii) has not previously submitted a nominee candidate within the current calendar year;

              (iii) beneficially owns, either individually or in the aggregate and both at the time of the recommendation and the time of the Board's vote to fill the position for which the nominee candidate was recommended, more than 5% of the outstanding voting securities of the Trust and has beneficially owned such securities continuously for at least two years immediately preceding the recommendation, provided that in owning such securities the shareholder or shareholder group bears the economic risk of the investment and does not hold such securities "short"; and

              (iv) submits with the recommendation a document, the form of which may be provided by the Trust, containing: (a) a certification of the number of shares for which the shareholder or at least one member of the shareholder group has (1) sole or shared power to vote or direct the vote; and (2) sole or shared power to dispose of or direct the disposition of such shares;
              (b) each recommending shareholder's contact information; (c) the nominee candidate's contact information and the number of Trust shares, if any, owned by the nominee candidate; (d) all information regarding the nominee candidate that would be required to be disclosed in solicitations of proxies for elections of trustees required by Regulation 14A of the Securities Exchange Act of 1934; and (e) a notarized letter executed by the nominee candidate, stating his or her willingness to serve on the Board and to be named in a proxy statement issued by the Trust;

          (b) The nominee candidate recommended by any shareholder or group of shareholders:

              (i) would satisfy, if appointed as Independent Trustee, all applicable minimum qualifications provided herein and in the Trust's organizational documents;

              (ii) is not the recommending shareholder or a member of the recommending shareholder group, as applicable, or an immediate family member of either of the foregoing;

              (iii) is not currently employed, and has not been employed within the last year, by the recommending shareholder or a member of the recommending shareholder group, as applicable, and has no immediate family member who is or has been so employed;

              (iv) has not accepted, and has no immediate family member who has accepted, directly or directly, during the year of the election for which the nominee candidate was recommended or the calendar years of and immediately preceding the date of the recommendation, any consulting, advisory or other compensatory fee from the recommending shareholder or any member of the recommending shareholder group, as applicable;

              (v) is not an executive officer, director, or affiliate of, and does not "control" (as that term is defined by Section 2(a)(9) of the 1940 Act), the recommending shareholder or any member of the recommending shareholder group, as applicable; and

              (vi) has not been previously considered as a nominee candidate by the Committee.

       4. Means of Evaluating Nominee Candidates. In evaluating nominee candidates, the Committee may interview the nominee candidate and any references offered by the nominee candidate, and may use such other legal means as it deems helpful and appropriate. The Committee may also engage one or more third parties to conduct reference and background inquiries on nominee candidates.

   D. Oversight of Board Composition. The Committee shall periodically review the size and composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board. The Committee believes that it is necessary that at any given time, at least one of the Trustees qualifies as an ACFE. In the event of a resignation or other event that causes the Board not to have an ACFE, the Committee will seek to identify and evaluate nominee candidates and recommend a nominee to the Board who, if appointed to the Board, would qualify as an ACFE. The Committee also shall make nominations for membership on all Board committees and shall review Board committee assignments as necessary.

   E. Compensation of the Trustees. The Committee shall (1) periodically review and evaluate the compensation of the members of the Board and each of its committees and (2) make recommendations to the Board regarding the compensation of, and expense reimbursement policies and retirement policies with respect to, the members of the Board and each committee.

IV.Meetings and Resources

   A. Meetings. As the Committee's members deem necessary, the Committee shall meet prior to a meeting of the full Board and in special meetings as circumstances require. A majority of the Committee's members shall constitute a quorum for the transaction of business, and a majority of the members present and voting will determine any matter submitted to a vote. The Committee shall ensure that minutes of all Committee meetings are created and maintained.

   B. Resources and Staff Assistance. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to seek the advice of counsel to the Independent Trustees and to retain experts, as it deems appropriate, at the expense of the Trust.

V. Amendments to the Charter

This Charter may be amended by a vote of a majority of the members of the Committee.

VI.Compensation for Service on the Committee

Each member of the Committee shall receive a fee of $2,000 for each Committee meeting attended, whether in-person or via telephonic or video conference.

Adopted:   November 19, 2002

Amended:   February 25, 2004

                                 PROXY BALLOT
        E*TRADE FUNDS ("Trust") for the Special Meeting of Shareholders
                         to be held on August 25, 2006

YOU MAY VOTE ELECTRONICALLY AT WWW.MYPROXYONLINE.COM.

I appoint Elizabeth Gottfried and Marc R. Duffy (officers of the Trust) as my proxies and attorneys to vote all shares of the Fund(s) identified below that I am entitled to vote at the Special Meeting of Shareholders of the Trust to be held at 1775 I Street, NW, 11th Floor, Washington, DC 20006 on August 25, 2006 at 11:00 a.m. (Eastern time), and at any adjournments or postponements of the Special Meeting. The proxies shall have all the powers that I would possess if present.

I hereby revoke any prior proxy, and ratify and confirm all that the proxies, or any of them, may lawfully do. I acknowledge receipt of the Notice of the Special Meeting of Shareholders of the Trust and the Proxy Statement dated July 17, 2006.

This proxy shall vote my shares according to my instructions given below with respect to the proposals. If I execute the proxy but do not provide an instruction, I understand that the proxies will vote my shares in favor of the proposals. The proxies will vote on any other matter that may arise in the meeting according to their best judgment.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR EACH NOMINEE SPECIFIED BELOW.

Unless a contrary direction is indicated, the shares represented by this proxy will be voted FOR each nominee specified below. If specific instructions are indicated, this proxy will be voted in accordance with such instructions.

[__] Please check this box if you plan to attend the Special Meeting

PLEASE VOTE BY CHECKING THE APPROPRIATE BOX: [X]

                                                             FOR      WITHHOLD
                                                             ---      --------
Proposal 1 [Election of Trustees]
---------------------------------

To elect each of the nominees for the Board of Trustees
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Cheryl Burgermeister                                         [ ]        [ ]

Arthur Dubroff                                               [ ]        [ ]

Steven Grenadier                                             [ ]        [ ]

George Rebhan                                                [ ]        [ ]

Dennis Webb                                                  [ ]        [ ]

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